UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 10, 2006

WATSON WYATT WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16159	52-2211537
(Commission File Number)	(IRS Employer Identification No.)

901 N. Glebe Road, Arlington, VA	22203
(Address of Principal Executive Offices)	(Zip Code)

703-258-8000

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a press release on August 10, 2006, Watson Wyatt Worldwide, Inc. (the “Company”) announced and commented on its financial results for the fourth quarter and fiscal year 2006 and provided a financial outlook for fiscal 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits.      The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Watson Wyatt Worldwide, Inc.’s earnings release for the fourth quarter and fiscal year of 2006.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Watson Wyatt Worldwide, Inc.

(Registrant)

Date: August 10, 2006	BY:	/s/ John J. Haley
John J. Haley
President and Chief Executive Officer

Date: August 10, 2006	BY:	/s/ Carl D. Mautz
Carl D. Mautz
Vice President and Chief Financial Officer